UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2002

CHORDIANT SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	93-1051328
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:

000-29357

20400 Stevens Creek Boulevard, Suite 400
Cupertino, CA    95014
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (408) 517-6100

Item 5. Other Events.

On July 11, 2002 we issued a press release announcing our preliminary results for the second quarter ended June 30, 2002.

A copy of the press release issued by us is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

  Financial Statements of business acquired.

  Not applicable.

  Pro forma financial information.

  Not applicable.

  Exhibits.

Number   Description

99.1        Press Release of Chordiant Software, Inc. dated July 11, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature	Title	Date
/s/ Steve G. Vogel Steve G. Vogel	Senior Vice President of Finance, Chief Financial Officer and Secretary (Principal Accounting Officer)	July 11, 2002

EXHIBIT INDEX
Exhibit Number
99.1	Press Release of Chordiant Software, Inc., dated July 11, 2002.